Third Quarter 2014 Results November 4, 2014

Forward-Looking Statements Forward-looking statements in this presentation regarding our restaurant revenue, restaurant-level operating profit margins, new restaurant growth and remodels, future economic performance, costs, expenses, tax rate, royalties and capital investments, promotions, statements under the heading “2014 Outlook,” and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “anticipate,” “intend,” “plan,” “project,” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. We undertake no obligation to update such statements to reflect events or circumstances arising after such date, and we caution investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s marketing and menu strategies, loyalty program, and guest count initiatives to achieve restaurant sales growth; the number, cost, timing, and ability to fulfill planned expansion and restaurant remodeling; the cost and availability of key food products, labor, and energy; the ability to achieve revenue and cost savings from our anticipated new technology systems and other initiatives; the macro economic and competitive environment; the ability to successfully integrate and achieve anticipated revenues from recently acquired restaurants; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state, and local regulation of our business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period- to-period comparisons. For a reconciliation of non- GAAP measures presented in this document, see the Appendix of this presentation. 1

Comparable restaurant revenue up 0.9%, Guest traffic down 2.3% Acquired 32 restaurants from a franchisee on 7/14/14 Total restaurant revenue increased 16.3% (including recently acquired restaurants) Excluding acquired restaurants, restaurant-level operating profit was 20.1% compared to 20.4% a year ago Diluted EPS of $0.50, an increase of 56.3% 6 Red Robin restaurants opened, 1 closed Q3-14 Headlines 2

Brand Transformation Initiative 3 95 complete by year-end Targeting 125 more in 2015

New Red Robin Burger Works locations off to promising start • Chicago − Michigan Avenue – opened 6/23 − Chicago Avenue – opened 7/7 • Washington D.C. − L’Enfant Plaza – opened 10/6 Red Robin Burger Works 4

Traffic and Trade-Up Returned to Everyday Value message on-air and Finest news to trade guests up once in restaurant 5

Tavern Double Tuesday Sports Sponsorships 6

Holiday Promo Big Sky Finest Burger LTO Added new permanent dessert item 7 2014 South Beach Wine & Food Festival

Burgers and a Movie™ & Gift Cards for Holiday 8

Plans to Transform Canadian Business 9

Financial Update 10

Q3-14 Sales Highlights (1) Excludes Red Robin Burger Works® fast casual restaurants 11 Q3 -14 (12 Weeks) Q3-13 (12 Weeks) Change Restaurant revenue $263.9 million $226.8 million +16.4% Total company revenue $267.4 million $230.7 million +15.9% Company-owned comp revenue 0.9% 5.7% -480 bps Price/Mix 3.2% 4.6% -140 bps Guest counts -2.3% 1.1% -340 bps Franchised comp revenues 2.8% 4.8% -200 bps Company avg. weekly revenue/unit(1) - total $54,684 $55,029 -0.6% Company avg. weekly revenue/unit(1) - comp $55,458 $54,947 +0.9% Red Robin operating weeks(1) 4,803 4,108 +16.9% Burger Works operating weeks 84 60 +40.0% Net sales/sq. ft (TTM) $459 $447 +2.7%

5.7% 3.7% 5.4% 1.2% 0.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q313 Q413 Q114 Q214 Q314 Comparable Restaurant Revenue Growth 12 YTD +2.9%

21.2% 21.1% 19.7% 20.6% 21.5% 23.3% 20.4% 21.7% 22.4% 22.2% 19.5% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% Q1 Q2 Q3 Q4 2012 2013 2014 (2) RLOP (1) Margins 13 (1) See reconciliation of non-GAAP restaurant-level operating profit to income from operations and net income on Schedule II of the Q3 press release posted on redrobin.com (2) Excluding acquired restaurants, restaurant-level operating profit margin was 20.1% YTD 21.4%

Q3-14 Restaurant Results 14 % of Restaurant Revenues Q3-14 % of Restaurant Revenues Q3-14 Favorable (Unfavorable) Cost of sales 25.9% 25.2% (70 bps) Labor 33.7% 33.8% 10 bps Other operating 12.9% 13.0% 10 bps Occupancy 8.0% 7.6% (40 bps) Restaurant Level Operating Profit (Non-GAAP) 19.5% 20.4% (90 bps)

$33.6 $25.0 $20.0 $25.8 $32.5 $29.7 $21.0 $25.8 $37.0 $29.3 $25.6 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Q1 Q2 Q3 Q4 2012 2013 2014 See slide 23 for reconciliation of non-GAAP Adjusted EBITDA to Net Income (1) 13 weeks in 2012 $117.5 million trailing 4 quarters (1) Adjusted EBITDA $ in millions 15

Adjusted Net Income $10.6 $7.7 $3.5 $8.4 $9.5 $11.1 $4.7 $9.1 $11.9 $9.8 $7.2 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Q1 Q2 Q3 Q4 2012 2013 2014 $ in millions 16 See slide 24 for reconciliation of non-GAAP Adjusted Net Income to Net Income (1) 13 weeks in 2012 (1)

Adjusted Earnings Per Diluted Share $0.71 $0.52 $0.24 $0.59 $0.66 $0.77 $0.32 $0.62 $0.82 $0.68 $0.50 $0.15 $0.25 $0.35 $0.45 $0.55 $0.65 $0.75 $0.85 $0.95 Q1 Q2 Q3 Q4 2012 2013 2014 17 See slide 24 for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings Per Diluted share (1) 13 weeks in 2012 (1)

2014 Outlook Comparable restaurant revenue growth approaching 3.0% RLOP margins expected to be approximately 21.3% Open 19 new company-owned Red Robin® restaurants plus 3 Red Robin Burger Works® Capital investments expected to be approximately $100 million, excluding acquisitions G&A costs expected to be approximately $93 million; selling expenses expected to be 3.3% of sales Pre-opening and acquisition costs expected to be near $8.5 million Depreciation and amortization costs expected to be approximately $64.5 million Tax rate projected to be approximately 24.5% 18

In Closing 19

Appendix 20

$29.6 $20.5 $22.3 $22.0 $40.4 $30.6 $11.2 $31.3 $36.0 $20.1 $26.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q1 Q2 Q3 Q4 2012 2013 2014 Cash Flow from Operations $ in millions 21 (1) 13 weeks in 2012 (1)

Q3-14 Commodity Update 22 % of Total COGS in Q3-14 Market vs. Contract Ground beef 15.5% Market Poultry 10.4% Contract through 12/14; 40% through 12/15 Steak fries 10.2% Contract through 10/16 Produce 7.1% Contract through 10/14 Meat 6.7% Bacon through 12/14; Prime rib through 12/14; Riblets through 2/15 Bread 6.1% Contract through 12/14 Seafood 3.6% Cod through 6/15; Shrimp through 12/14 Fry oil 2.1% Contract through 6/15

Adjusted EBITDA Reconciliation to Net Income 23 2012 2013 2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income as reported $ 10,558 $ 7,748 $ 3,553 $ 6,492 $ 9,480 $ 11,139 $ 4,661 $ 6,959 $ 11,944 $ 9,470 $ 7,208 Adjustments to net income: Income tax expense 3,356 2,408 1,210 1,552 2,977 3,576 1,517 940 4,424 3,521 1,032 Interest expense, net 1,833 1,223 1,041 1,217 1,052 623 558 399 689 619 927 Depreciation and amortization 16,652 12,532 13,284 13,000 17,834 13,319 13,436 13,611 18,886 14,120 15,209 Non-cash stock-based compensation 1,202 1,068 894 644 1,192 1,050 857 724 1,009 1,021 1,178 Loss on debt refinancing ‒ ‒ ‒ 2,919 ‒ ‒ ‒ ‒ ‒ ‒ ‒ Impairment and closure charges ‒ ‒ ‒ ‒ ‒ ‒ ‒ 1,517 ‒ ‒ ‒ Non-recurring special bonus ‒ ‒ ‒ ‒ ‒ ‒ ‒ 1,626 ‒ ‒ ‒ Executive transition ‒ ‒ ‒ ‒ ‒ ‒ ‒ ‒ ‒ 544 ‒ Adjusted EBITDA $ 33,601 $ 24,979 $ 19,962 $ 25,824 $ 32,535 $ 29,707 $ 21,029 $ 25,776 $ 36,952 $ 29,295 $ 25,554

Reconciliation of Adjusted Net Income to Net Income and Adjusted Earnings Per Diluted Share to Earnings Per Diluted Share 24 2012 2013 2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net income as reported $ 10,558 $ 7,748 $ 3,553 $ 6,492 $ 9,480 $ 11,139 $ 4,661 $ 6,959 $ 11,944 $ 9,470 $ 7,208 Adjustments to net income: Loss on debt refinancing ‒ ‒ ‒ 2,919 ‒ ‒ ‒ ‒ ‒ ‒ ‒ Executive transition & severance ‒ ‒ ‒ ‒ ‒ ‒ ‒ ‒ ‒ 544 ‒ Impairment and closure charges ‒ ‒ ‒ ‒ ‒ ‒ ‒ 1,517 ‒ ‒ ‒ Non-recurring special bonus ‒ ‒ ‒ ‒ ‒ ‒ ‒ 1,626 ‒ ‒ ‒ Income tax expense of adjustments ‒ ‒ ‒ (1,020) ‒ ‒ ‒ (974) ‒ (183) ‒ Adjusted net income $ 10,558 $ 7,748 $ 3,553 $ 8,931 $ 9,480 $ 11,139 $ 4,661 $ 9,128 $ 11,944 $9,831 $ 7,208 Diluted net income per share: Net income as reported $ 0.71 $ 0.52 $ 0.24 $ 0.45 $ 0.66 $ 0.77 $ 0.32 $ 0.48 $ 0.82 $ 0.65 $ 0.50 Adjustments to net income: ‒ ‒ ‒ ‒ ‒ ‒ ‒ ‒ ‒ ‒ ‒ Loss on debt refinancing ‒ ‒ ‒ ‒ ‒ ‒ ‒ ‒ ‒ 0.04 ‒ Executive transition & severance ‒ ‒ ‒ 0.20 ‒ ‒ ‒ ‒ ‒ ‒ ‒ Impairment and closure charges ‒ ‒ ‒ ‒ ‒ ‒ ‒ 0.10 ‒ ‒ ‒ Non-recurring special bonus ‒ ‒ ‒ ‒ ‒ ‒ ‒ 0.11 ‒ ‒ ‒ Income tax expense of adjustments ‒ ‒ ‒ (0.06) ‒ ‒ ‒ (0.07) ‒ (0.01) ‒ Adjusted EPS – diluted $ 0.71 $ 0.52 $ 0.24 $ 0.59 $ 0.66 $ 0.77 $ 0.32 $ 0.62 $ 0.82 $ 0.68 $ 0.50